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                                  EXHIBIT 99.10


Contact Information:
--------------------
                                                                 Jim Loofbourrow
                                                                Entrada Networks
                                                                  (949) 588-2070
                                                     jloofbourrow@entradanet.com


         Entrada Networks Announces Fourth Quarter & Year End Results

Irvine, CA- (Business Wire)- March 28, 2003-- Entrada Networks, Inc. (OTCBB:
ESAN) today announced results for the fourth quarter and fiscal year ended January 31, 2003.

Entrada reported revenues for the fourth quarter ended January 31, 2003 of $3.0 million, compared with the $4.1 million reported for the third quarter of fiscal year 2003 and $3.4 million for the fourth quarter of the last fiscal year 2002. The Company reported a net profit of $0.4 million, or $0.03 per share, compared with a net loss of $0.02 million, or $0.00 per share, in the comparable quarter of the last fiscal year 2002.

For the year, the Company reported revenues of $13.6 million, or a gain of 2.8% when compared with total revenues of $13.3 million for the fiscal year 2002. The Company's income from continuing operations and the net income were same at $1.7 million or $0.14 per share, compared with a loss from continuing operations of $10.6 million, or a loss of $0.97 per share and with a net loss of $7.2 million, or a loss of $0.66 per share, in the prior fiscal year.

Letter To The Shareholders from Dr. Kanwar J.S. Chadha, Chairman
----------------------------------------------------------------

Dear Entrada Shareholders,

     Fiscal year 2003, ending January 31, 2003, was a turning point in our recent history. We set out with a resolve to return to the path to profitability. We executed our plan to the best of our capabilities and demonstrated four quarters of back to back profitability, hence, a full year of profitability. We maintained our business volume, in fact showed a modest growth over fiscal year 2002, in spite of the difficult business and economic climate. A significant portion of our revenues is from our OEM customers and we are subject to their business volume and the prospects for the networking industry.

             There were two underlying factors that contributed to our financial success in fiscal year 2003 -- one operational and one strategic. In operations, we continued with steadfast resolve to contain costs through rationalization and downsizing of facilities and personnel. We now operate out of one facility located in Irvine, California, and our headcount is down to thirty five. I want to take a moment to thank our people for their contributions, teamwork, and the execution of our plan.

             In strategy, we sacrificed for a while the acceleration of new product development to contain costs and synchronize with market realities. We are now getting back on track. We are actively engaging with

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new potential customers, as well as introducing new products.

             We have been engaged in developing the next generation products that extend the range of storage area networks. We have received certifications for our first Silverline'TM'-CWDM product line, and are in the process of introducing it into the market. Designed to interconnect geographically separate data centers, the Silverline'TM'-CWDM is our first fully optical, Linux based, 8-channel/4-port coarse wave division multiplexing product line that is based on our patent-pending technology. It is a multi-protocol aggregation device that supports Fibre Channel, Gigabit Ethernet, FICON, ESCON and SONET on one fully customized system. For more details, please visit www.entradanet.com/products

     We continue to manufacture and sell a line of fast, gigabit Ethernet, and other single & multi-port adapter cards that are purchased by large networking OEMs as original equipment for servers, fire walls, and other computer and telecommunications products. We also manufacture, sell & service a family of routers and channel service units/data service units for high speed leased line and frame relay networks. For more details, please visit www.rixonnetworks.com

          And, we continue to manufacture and sell our FrameNode'TM'- line of frame relay access devices and routers. And, our TyLink'TM'- line of digital transmission products including channel service units/data service units and integrated services digital network termination products, that are the basic elements providing low cost connectivity to a digital wide area networks. For more details, please visit www.sync.com

     When this market turns for the better, we shall be ready with our pipeline of products to benefit from improving growth prospects and capital spending. Finally, we shall continue to look for corporate development opportunities, internal and external, that will increase our footprint and enhance shareholder value.

     Thank you for your continued support.


Sincerely,

Kanwar J.S. Chadha, Ph. D.

Chairman, President & CEO





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                                FINANCIAL DETAILS
Selected highlights from Entrada's fourth quarter and 2003 fiscal year are presented in the following table:

                                                     4th Quarter      Fiscal Year
-------------------------------------------------------------------------------
Revenue
-------------------------------------------------------------------------------
     Product                                           $ 2,694          $12,243
-------------------------------------------------------------------------------
     Services                                              289            1,388
-------------------------------------------------------------------------------
          Total Revenues                                 2,983           13,631
-------------------------------------------------------------------------------
Cost of Sales
-------------------------------------------------------------------------------
     Product                                             1,408            6,909
-------------------------------------------------------------------------------
     Services                                              105              206
-------------------------------------------------------------------------------
          Total Cost of Sales                            1,513            7,115
-------------------------------------------------------------------------------
Gross Margin Percent                                      49.3%            47.8%
-------------------------------------------------------------------------------
Net Income                                             $   375          $ 1,742
-------------------------------------------------------------------------------
Reported EPS                                           $  0.03          $  0.14
-------------------------------------------------------------------------------
Total Assets                                           $ 7,671          $ 7,671
-------------------------------------------------------------------------------
 Days Sales Outstanding                                     41               36
-------------------------------------------------------------------------------

                                    Revenues

Total revenues for FY2003 were $13.6 million. Product revenues were $12.2 million with $1.4 million revenues of services and support. Total revenues for the fourth quarter FY2003 were $3.0 million. Product revenues which include frame relay and fast/gigabit Ethernet and other adapter cards and routers were $2.7 million. Services revenue was $0.3 million. The Company currently has Fortune 100 network infrastructure companies using its Ethernet products in their carrier class servers and counts many of financial institutions as its service customers for its frame relay networking products.

                                     Margins

Cost of product revenues consists principally of the cost of the components and subcontract assembly, in addition to in-house system integration, quality control, final testing and configuration. Cost of services revenue consists principally of contracted support personnel. Overall gross margins for the fiscal year improved to $6.5 million or 47.8% of revenues in FY2003. For the fourth quarter FY2003 the gross margins were $1.5 million or 49.3% of revenues.

                                Engineering, R&D

R&D consists primarily of compensation related costs for engineering personnel, facility costs, and materials used in the design, development, and support of our technologies. R&D expenses were $1.2 million, or 8.6% of revenues, for FY2003 and $0.3 million or 10.7% of revenues for the fourth quarter FY2003.

                               Selling & Marketing

Selling expenses consist primarily of employee compensation and related costs, commissions, and travel costs. Selling expenses were $0.8 million or 6.1% of revenues in FY2003 and $0.2 million or 6.5% of revenues for the fourth quarter FY2003.

About Entrada Networks
Entrada Networks currently has three wholly owned subsidiaries that focus on developing and marketing products in the storage networking and network connectivity industries. Rixon Networks manufactures and sells a line of fast and gigabit Ethernet adapter cards that are purchased by large networking original

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equipment manufacturers as original equipment for servers, and other computer and telecommunications products. Rixon's focus is on two- and four-port cards and drivers for highly specialized applications. Sync Research manufactures and services frame relay products for some of the major financial institutions in the U.S and abroad. The Torrey Pines subsidiary specializes in the design & development of SAN transport switching products. Entrada Networks is headquartered in Irvine, CA. www.entradanetworks.com.

         Safe Harbor

Except for historical information contained herein, the matters set forth in this news release are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including but not limited to the following factors: 1) the ability of the Company to generate the cash flow from operations, or raise additional capital necessary to finance its ongoing businesses; 2) the ability of the Company to develop or acquire new profitable lines of business and to attract and retain management to lead this effort; 3) the continuing market acceptance of the legacy products which account for all of the Company's current revenues; 4) the ability of the Company to generate revenues from its research and development efforts in the SAN space; 5) the much greater financial and other resources of Entrada Networks' many well-entrenched competitors; 6) the adoption of technology standards different from those under which Entrada is prepared to deliver products; and 7) such other factors as are set forth in Entrada's annual report on Form 10-K, filed May 1, 2002, and in the reports previously filed by Entrada's former Parent, Sorrento Networks Corporation or Sync Research with the U.S. Securities and Exchange Commission, including but not limited to the Reports of Sync Research, Inc., filed in connection with its merger with Entrada on Form S-4 and S-4/A.

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ENTRADA NETWORKS, INC.
AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(In Thousands)

---------------------------------------------------------------------------------------------------------------
                                                                           January 31, 2003    January 31, 2002
---------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
     Cash and equivalents                                                     $    808          $    698
     Short-term investments                                                         45              --
     Accounts receivable, net                                                    1,329             1,977
     Inventory, net                                                              3,576             4,099
     Prepaid expenses and other current assets                                     509               527
---------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                    6,267             7,301
---------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT, NET                                                      1,073             1,807
---------------------------------------------------------------------------------------------------------------

OTHER ASSETS
     Deposits                                                                       31                31
     Restricted Cash                                                               300               300
---------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                                                        331               331
---------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                  $  7,671          $  9,439
===============================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Short-term debt                                                          $    474          $    686
     Current maturities of long term debt                                           68               115
     Accounts payable                                                              810             2,713
     Other current and accrued liabilities                                       1,409             2,660
---------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                               2,761             6,174
---------------------------------------------------------------------------------------------------------------

Long-term debt and capital lease obligations                                      --                  27
---------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                       2,761             6,201
---------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
     Common stock, $.001 par value; 50,000 shares authorized; 12,937 shares issued and outstanding at January 31, 2003; 11,580 shares issued
         and outstanding at January 31, 2002                                        13                12
     Additional paid-in capital                                                 52,001            52,072
     Accumulated deficit                                                       (47,104)          (48,846)
---------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                              4,910             3,238
---------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $  7,671          $  9,439
===============================================================================================================

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(In Thousands, except per share amounts)


                                                        Three Months Ended               Twelve Months Ended
                                                            January 31                       January 31
                                                      -----------------------       ------------------------------
                                                        2003         2002               2003             2002
------------------------------------------------------------------------------------------------------------------
NET REVENUES
    Product                                         $     2,694  $     2,828      $       12,243   $       10,125
    Service                                                 289          572               1,388            3,138
------------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUE                                  2,983        3,400              13,631           13,263
------------------------------------------------------------------------------------------------------------------

COST OF REVENUE
    Product                                               1,408        1,611               6,909            6,868
    Service                                                 105          227                 206              889
------------------------------------------------------------------------------------------------------------------
       TOTAL COST OF REVENUE                              1,513        1,838               7,115            7,757
------------------------------------------------------------------------------------------------------------------
       GROSS PROFIT                                       1,470        1,562               6,516            5,506
------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
    Selling and marketing                                   198          238                 830            3,438
    Engineering, research and development                   320          299               1,172            6,499
    General and administrative                              550          654               2,139            4,035
    Other operating expenses                                120          120                 480            1,741
------------------------------------------------------------------------------------------------------------------
       TOTAL OPERATING EXPENSES                           1,188        1,311               4,621           15,713
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS                               282          251               1,895          (10,207)
------------------------------------------------------------------------------------------------------------------
NON-RECURRING ONE TIME CHARGES                                -         (248)                  -             (248)
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS                               282            3               1,895          (10,455)
------------------------------------------------------------------------------------------------------------------
OTHER CHARGES
    Interest expense, net                                    91          (22)                (69)            (195)
    Other expense                                             2            -                 (84)               -
------------------------------------------------------------------------------------------------------------------
       TOTAL OTHER CHARGES                                   93          (22)               (153)            (195)
------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAX                                       375          (19)              1,742          (10,650)

PROVISION FOR INCOME TAXES                                    -            -                   -                -

INCOME (LOSS) FROM CONTINUING OPERATIONS                    375          (19)              1,742          (10,650)

ESTIMATED INCOME (LOSS) ON DISPOSAL
    OF DISCONTINUED OPERATIONS                                -            -                   -            3,401
------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                   $       375  $       (19)     $        1,742   $       (7,249)
==================================================================================================================
BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:
       WEIGHTED AVERAGE COMMON SHARES
          OUTSTANDING  (IN THOUSANDS)                    12,937       10,999              12,801           10,994

       NET INCOME (LOSS) PER COMMON SHARE:
          Continuing operations                     $      0.03  $     (0.00)     $         0.14   $        (0.97)
          Discontinued operations                             -            -                   -             0.31
------------------------------------------------------------------------------------------------------------------
       BASIC AND DILUTED NET INCOME (LOSS)
          PER COMMON SHARE                          $      0.03  $     (0.00)     $         0.14   $        (0.66)
==================================================================================================================

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